Exhibit 10.03

Copy Number:	_____________________

Effective Date:	_____________________

Number of Units Purchased:	_____________________

Subscription Amount:	_____________________

CAMPBELL TRUST

A DELAWARE BUSINESS TRUST
SUBSCRIPTION AGREEMENT

Campbell Trust
c/o Campbell & Company, Inc.
210 West Pennsylvania Avenue
Suite 770
Towson, Maryland 21204

THE OFFERING OF THESE UNITS OF BENEFICIAL INTEREST (“UNITS”) IN CAMPBELL TRUST, A DELAWARE BUSINESS TRUST, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (“THE ACT”) OR CERTAIN STATE SECURITIES LAWS AND CANNOT BE RESOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THAT ACT AND SUCH LAWS, OR UNLESS AN EXEMPTION IS AVAILABLE. THE UNITS ARE NOT TRANSFERABLE, ASSIGNABLE OR CAPABLE OF BEING DISPOSED OF IN ANY OTHER WAY EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN THE TRUST CERTIFICATE AND TRUST AGREEMENT, AND UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THE OFFERING IS DIRECTED TO THOSE INVESTORS CAPABLE OF EVALUATING THE RISKS AND MERITS OF THE PROPOSED TRUST PROGRAM (OR WHO HAVE BEEN ADVISED ACCORDINGLY BY AN INDEPENDENT PURCHASER REPRESENTATIVE) AND CAN BEAR THE ECONOMIC RISK OF THE PROPOSED INVESTMENT. NO ONE SHOULD INVEST IN THE UNITS WHO IS NOT PREPARED TO LOSE A SUBSTANTIAL PORTION OF THE INVESTMENT.

If and when accepted by the managing operator, this Subscription Agreement (“Agreement”) shall constitute a binding subscription for units in Campbell Trust (the “Trust”). Each part of this Agreement must be completed by the subscriber and by execution thereof subscriber acknowledges that the managing operator, the Trust, and any participating broker-dealers are relying upon the accuracy and completeness hereof in complying with their respective obligations under applicable securities laws.

January 1, 2003

CAMPBELL TRUST SUBSCRIPTION AGREEMENT

1.	Subscription Amount

     The undersigned subscriber hereby subscribes for $______ of units ($250,000 minimum initial investment, unless the managing operator elects to accept lesser amounts; $1,000 or more for additional investments; this $1,000 minimum will increase to $25,000 effective February 1, 2003) upon the terms and conditions specified herein and in the Confidential Private Offering Memorandum, as amended (“Memorandum”) and the Trust Agreement (Appendix A to the Memorandum), which are incorporated herein by reference. Subscriber hereby tenders a check (which must be payable to Campbell Trust) in full payment of subscriber’s subscription. Payments made by check must be received AT LEAST FIVE BUSINESS DAYS prior to the last business day of the month, and personal checks must be received AT LEAST SEVEN BUSINESS DAYS prior to the last business day of the month. If payment is being made by wire transfer, the Financial Advisor should contact either his or her firm’s Fund Administration Department or Campbell & Company’s Fund Administration Department for instructions.

2.	Acceptance of Subscriptions

     It is understood that this subscription is subject to acceptance by the managing operator. In the event that subscriber’s subscription is not accepted, subscriber’s subscription payment shall be returned promptly to subscriber, and this Agreement shall be terminated for all purposes. Subscription funds received and accepted by the Trust will be held in a separate bank account and will be released to the Trust for futures and forward trading at a closing each month. No interest will be paid to subscribers on these funds.

     Confirmation of acceptance will be sent to the subscriber evidencing their beneficial interest in Campbell Trust.

3.	Representations and Warranties of Subscriber

(a)	Prior to the date of this Agreement, subscriber has received and subscriber or subscriber’s designated representative has read a copy of the Memorandum, including the Appendices thereto. The undersigned is legally competent, and, if executing this Subscription Agreement on behalf of an entity, is duly authorized, to execute this Subscription Agreement.

(b)	Prior to the date of this Agreement, subscriber has received and subscriber or subscriber’s designated representative has read a copy of the Risk Disclosure Statements included in the Memorandum.

(c)	Subscriber understands that Campbell & Company, Inc. is both the managing operator and the trading advisor of the Trust. Accordingly, the Trust is subject to conflicts of interest as described in the Memorandum under the captions “Conflicts of Interest” and “Fiduciary Duty and Remedies of the Managing Operator.”

(d)	Subscriber acknowledges that the managing operator, the Trust and any participating broker-dealers are relying upon subscriber’s representations, the Purchaser Suitability Questionnaire, and upon the information and representations concerning subscriber in this Agreement. Subscriber affirms that all such information is accurate and complete and may be relied upon (i) in determining whether subscriber is qualified to participate in this offering, (ii) for purposes of determining the availability of an exemption from registration for the offer and sale of the units, and (iii) as a defense in any action relating to the Trust or the offering of units.

      Subscriber hereby authorizes the managing operator to contact his accountant, __________ at ________ telephone (     )       -              and hereby authorizes his accountant to verify the information and representations contained in this Agreement.

(e)	Subscriber and/or the duly appointed representative(s) has had the opportunity to ask questions of, and receive answers concerning the terms and conditions of the offering, and to obtain information necessary to verify the accuracy of the information provided. All other information desired in connection with this offering has been obtained. Subscriber has relied only upon such information in determining to subscribe for units.

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CAMPBELL TRUST SUBSCRIPTION AGREEMENT

(f)	Subscriber is purchasing the units for investment, for subscriber’s own account, for no other person, and not with a view to distribution thereof. Subscriber understands the effect of the limitations on disposition of the units, including subscriber’s agreement herein that the units will not be resold without registration under the Securities Act of 1933 (the “1933 Act”) or an exemption therefrom. Subscriber consents to implementation of such restrictions on transfer. The Trust will not, and is not obligated to register the units on subscriber’s behalf.

(g)	Subscriber understands that an investment in the Trust involves a high degree of risk. Subscriber represents that under subscriber’s present and reasonably foreseeable circumstances, subscriber can for an indefinite period of time bear the economic risk of investment in the units and can afford to sustain a complete loss with respect to the purchase of such units.

(h)	If subscriber is not an individual, subscriber represents that subscriber was not organized for the specific purpose of acquiring the units offered in the aforementioned offering. If a corporation, subscriber represents that its governing instruments permit, and it is duly qualified to make this investment, and that execution of this Agreement has been duly authorized. If a partnership, trust, estate, association or other unincorporated organization, subscriber represents that it has the authority to make this investment and that its governing instruments or Bylaws allow such investment.

(i)	Subscriber indemnifies and holds harmless the managing operator, the Trust and any participating broker-dealers in this offering, any person controlling one or more of these persons, and anyone acting on their behalf, with respect to the offer and/or sale of units to subscriber, against all liability, costs and expenses arising out of or resulting from any misrepresentation, breach of warranty, or breach of any covenant by subscriber contained herein with respect to any offer, sale, distribution or other disposition of the units or any solicitation of any offer to buy, purchase or otherwise acquire the units subscribed for by subscriber hereunder. This Agreement, its provisions and the representations and warranties contained herein shall be binding upon the heirs, legal representatives, successors and assigns of subscriber.

(j)	The tables in the Memorandum (See “Past Performance of The Campbell Trust” and “Additional Performance Information”) reflecting past performance of the managing operator should be read only in connection with the notes to such tables, and should not be interpreted to mean that the Trust will have similar results or will realize any profits whatsoever. Subscriber understands that the managing operator receives substantial management fees and may receive substantial performance fees from the Trust, and subscriber consents to payment of such fees.

(k)	The subscriber does hereby irrevocably constitute and appoint the managing operator, and its successors and assigns, as the subscriber’s true and lawful Attorney-in-Fact, with full power of substitution, in the subscriber’s name, place and stead, to: (i) file, prosecute, defend, settle or compromise litigation, claims or arbitrations on behalf of the Trust; (ii) make, execute, sign, acknowledge, swear to, deliver, record and file any documents or instruments, which may be considered necessary or desirable by the managing operator to carry out fully the provisions of the Trust Agreement; (iii) to execute one or more further Subscription Agreements on its behalf between the Trust, the managing operator and any person being admitted by the managing operator to the Trust as a unitholder (or such other parties as may be appropriate) in such form and on such terms and conditions as the managing operator or other person appointed hereby considers in its, his or her absolute discretion necessary or appropriate, including reference to the Trust Agreement and the novation thereof and agreeing and covenanting with such person on behalf of the subscriber that the subscriber will from the effective date of such Subscription Agreement or Agreements comply with and observe the terms of the Trust Agreement, including, without limitation, those (if any) necessary or desirable to effect the subscriber’s admission as a unitholder; and (iv) to perform all other acts contemplated by the Trust Agreement or as are necessary or convenient to the operation of the Trust. This Power of Attorney shall be deemed to be coupled with an interest and shall be irrevocable and survive and not be affected by the subscriber’s subsequent death, incapacity, disability, insolvency or dissolution or any delivery by the subscriber of an assignment of the whole or any portion of the subscriber’s units.

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CAMPBELL TRUST SUBSCRIPTION AGREEMENT

(l)	By execution of this Agreement, subscriber certifies under penalties of perjury that (i) the number shown in this Agreement as subscriber’s Social Security or Taxpayer Identification Number is correct, and (ii) that subscriber is not subject to backup withholding either because subscriber has not been notified by the IRS that subscriber is subject to backup withholding as a result of a failure to report all interest or dividends, or because the IRS has notified subscriber that subscriber is no longer subject to backup withholding. Subscriber agrees to strike out the language in (ii) above if subscriber is unable to make this certification.

(m)	Benefit Plan Investors. The Memorandum states that the managing operator may limit investment by “benefit plan investors” to less than 25% of the total capital of each class of equity interests of the Trust (not including investments by the managing operator, certain other persons and their affiliates). To help the managing operator determine whether investment by the undersigned is included in the 25% limitation, the undersigned has checked the box designated — “Employee Benefit Plan” — under the “ENTITY OWNERSHIP” section of the Execution Page for Subscription by an Entity if the subscriber is a benefit plan investor. The undersigned, if not a benefit plan investor, as described below, on the date this Subscription Agreement is signed, agrees to notify the managing operator immediately if the undersigned becomes a benefit plan investor. The term “benefit plan investor” refers to (i) any “employee benefit plan,” as defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), regardless of whether it is subject to ERISA, (ii) any plan as defined in Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), regardless of whether it is subject to Section 4975 of the Code, and (iii) any entity deemed for any purpose of ERISA or Section 4975 of the Code to hold assets of any such employee benefit plan or plan due to investments made in such entity by such employee benefit plans and plans. Benefit plan investors include, but are not limited to, corporate pension and profit sharing plans, “simplified employee pension plans,” KEOGH plans for self-employed individuals (including partners), individual retirement accounts, medical benefit plans, life insurance plans, church plans, governmental plans, foreign plans, bank commingled trust funds for such plans and accounts, insurance company separate accounts for such plans and accounts, and, under certain circumstances, all or a portion of the general account of an insurance company.

(n)	ERISA Accounts. If the undersigned is acting on behalf of an “employee benefit plan” as defined in and subject to ERISA, or a “plan” as defined in Section 4975 of the Code (a “Plan”), the individual signing this Subscription Agreement on behalf of the subscriber, hereby further represents and warrants as, or on behalf of, the fiduciary of the Plan responsible for purchasing units (the “Plan Fiduciary”) that: (a) the Plan Fiduciary has considered an investment in the Trust in light of the risks relating thereto; (b) the Plan Fiduciary has determined that, in view of such considerations, an investment in the Trust is consistent with the Plan Fiduciary’s responsibilities under ERISA; (c) the Plan’s investment in the Trust does not violate and is not otherwise inconsistent with the terms of any legal document constituting the Plan or any trust agreement thereunder; (d) the Plan’s investment in the Trust has been duly authorized and approved by all necessary parties; (e) none of the managing operator, ABN AMRO Incorporated, ABN AMRO Bank, N.V., Chicago Branch, Mercantile Safe Deposit & Trust Company, LaSalle Bank, N.A., any selling agent, any of their respective affiliates or any of their respective agents or employees: (i) has investment discretion with respect to the investment of assets of the Plan used to purchase the units; (ii) has authority or responsibility to or regularly gives investment advice with respect to the assets of the Plan used to purchase the units for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decision with respect to the Plan and that such advice will be based on the particular investment needs of the Plan; or (iii) is an employer maintaining or contributing to the Plan; (f) the Plan Fiduciary (i) is authorized to make, and is responsible for, the decision to invest in the Trust, including the determination that such investment is consistent with the requirement imposed by Section 404 of ERISA that plan investments be diversified so as to minimize the risks of large losses, (ii) is independent of the managing operator, ABN AMRO Incorporated, ABN AMRO Bank, N.V., Chicago Branch, Mercantile Safe Deposit & Trust Company, LaSalle Bank, N.A., each selling agent and each of their respective affiliates, and (iii) is qualified to make such investment decision; and (g) taking into account the following factors, and all other factors relating to the Trust, the undersigned has concluded that investment in the Trust constitutes an appropriate part of the Plan’s overall

January 1, 2003	Page 4

CAMPBELL TRUST SUBSCRIPTION AGREEMENT

investment program: (i) there is a substantial risk of a complete loss of the Plan’s investment; (ii) an investment in the Trust will be illiquid, except for certain redemption rights; (iii) the Trust may permit the aggregate investments by benefit plan investors to be twenty-five percent (25%) or more of any class of equity interest of the Trust, in which case the assets of the Trust will for purposes of ERISA and Section 4975 of the Code be deemed assets of the Plans on whose behalf investments in the Trust are made; and (iv) funds invested in the Trust will not be readily available for the payment of employee benefits under the Plan. The undersigned further represents and warrants that (a) the trustee of the Plan will hold the Plan’s units in trust, unless not required by ERISA; (b) the Plan fiduciary consents to the payment of fees to the managing operator and has determined that the arrangement for services by, and the fees to be paid to, the managing operator are reasonable and the services to be performed by the managing operator are appropriate and helpful to the Plan, all within the meaning of Section 408(b)(2) of ERISA and Section 4975(d)(2) of the Code; and (c) the undersigned consents on behalf of the Plan to and authorized the operation of the Trust as described in the Trust’s Confidential Private Offering Memorandum and Disclosure Document. The undersigned will notify the managing operator, in writing, of (a) any termination, substantial contraction, merger or consolidation of the Plan, or transfer of its assets to any other plan; (b) any amendment to the Plan or any related instrument which materially affects the investments of the Plan or the authority of any fiduciary to authorize Plan investment; and (c) any alteration in the identity of any fiduciary including the undersigned, who has the authority to approve Plan investments. The undersigned will, at the request of the managing operator, furnish the managing operator with such information as the managing operator may reasonably require to establish that the purchase of the units by the Plan and the transactions to be entered into by the Trust and the holding of any investment by the Trust do not violate any provision of ERISA or the Code, including without limitation, those provisions relating to “prohibited transactions” by “parties in interest” or “disqualified persons” as defined therein.

(o)	Party in Interest/Disqualified Person Status — Plans Subject to ERISA. If the subscriber is a Plan that is subject to ERISA, the undersigned has determined, after investigating the Plan’s service providers, that ABN AMRO Bank, N.V., Chicago Branch is not a fiduciary with respect to the Plan and, other than being a service provider to the Plan or having a relationship to a service provider to the Plan, is not otherwise a “party in interest” (as such term is defined in Section 3(14) of ERISA) or a “disqualified person” (as such term is defined in Section 4975(e)(2) of the Code) with respect to the Plan. The undersigned agrees and covenants that ABN AMRO Bank, N.V., Chicago Branch will not while the Plan holds units become a fiduciary to the Plan.

(p)	Disqualified Person Status — Plans Subject to Section 4975 of the Code. If the subscriber is a Plan that is subject to Section 4975 of the Code, but is not subject to ERISA, the undersigned has determined, after investigating the Plan’s service providers, that ABN AMRO Bank, N.V., Chicago Branch is not in any respect a “disqualified person” (as such term is defined in Section 4975(e)(2) of the Code) with respect to the Plan. The undersigned agrees and covenants that ABN AMRO Bank, N.V., Chicago Branch will not while the Plan holds units become a disqualified person with respect to the Plan.

(q)	Insurance Company Accounts. If the subscriber is using the assets of an insurance company general account to purchase the units, the undersigned hereby represents and warrants that the percentage of such assets used to purchase the units that represents plan assets does not exceed the following percentage:

____________________%

The undersigned agrees to immediately notify the managing operator if the above number changes.

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CAMPBELL TRUST SUBSCRIPTION AGREEMENT

4.	Acceptance of Trust Agreement

     Subscriber agrees that as of the date of the acceptance of subscriber’s subscription funds by the Trust, subscriber shall become a unitholder, and subscriber hereby agrees to each and every term of the Trust Agreement as if subscriber’s signature were subscribed thereto. By execution of this Subscription Agreement, and the power of attorney set forth herein, subscriber agrees that subscriber shall be deemed to have executed the Trust Agreement.

FOR GEORGIA INVESTORS ONLY

     THE UNITS WILL BE SOLD IN RELIANCE ON THE EXEMPTION FROM SECURITIES REGISTRATION CONTAINED IN PARAGRAPH 13 OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT FROM SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

This Agreement shall be governed by the internal laws of the State of Maryland.

January 1, 2003	Page 6

CAMPBELL TRUST SUBSCRIPTION AGREEMENT

Executed this __________ day of __________, ____.

INDIVIDUAL PURCHASERS:

Print Name (first)	Signature (first)

Print Name (second)	Signature (second)

If a joint subscription, please indicate:	☐ Tenants in Common ☐ Joint Tenancy with Right of Survivorship ☐ Tenants in Entirety ☐ Community Property

ENTITY PURCHASERS:

By:
	Print Name of Entity	Signature/Title

     If purchaser is a trust or partnership, please attach a copy of the trust instrument or partnership agreement or, in lieu of that, an opinion of counsel that the trust or partnership has authority to purchase units of the partnership. If the purchaser is a corporation, please attach a certified corporate resolution authorizing signature. If the purchaser is an estate, please attach appropriate authorization documents.

SELECT EITHER “A” OR “B”:

☐	A.	Please debit my brokerage account $ ____________ for payment of my subscription.

ACCOUNT # ________________________

☐	B.	To pay for the subscription, purchaser herewith encloses the sum of $______ (make check payable to “Campbell Trust”). Payments made by check must be received AT LEAST FIVE BUSINESS DAYS prior to the last business day of the month, and personal checks must be received AT LEAST SEVEN BUSINESS DAYS prior to the last business day of the month

PURCHASER(S):

Taxpayer ID Number or Social Security Number:

Home Telephone Number:

Business Telephone Number:

Fax Number:

Primary Residence/Location (No P.O. Boxes):

Previous Residence/Location (If at Primary Residence/Location for less than five years):

Mailing Address (If different from Primary Residence/Location):

January 1, 2003	Page 7

CAMPBELL TRUST SUBSCRIPTION AGREEMENT

ADDITIONAL INFORMATION FOR IRA & KEOGH/SEP ACCOUNT:

Custodian’s Name:

Custodian’s Mailing Address:

Custodian’s Tax ID Number:

Custodian’s Telephone Number:

TO BE COMPLETED BY THE SELLING AGENT (Account Executive — Please Print):

Name:

Broker/Dealer:

Address:

Phone Number:

Account Executive #:

Account Executive Signature	Office Manager Signature (if required)

January 1, 2003	Page 8

CAMPBELL TRUST SUBSCRIPTION AGREEMENT

CAMPBELL TRUST
A DELAWARE BUSINESS TRUST

CONFIDENTIAL PURCHASER QUESTIONNAIRE

INVESTORS MUST ANSWER EACH QUESTION UNLESS DIRECTED TO PROCEED TO A LATER
SECTION. INCOMPLETE QUESTIONNAIRES WILL BE RETURNED AND MAY CAUSE DELAYS IN
THE INVESTMENT.

     Units of beneficial interest (the “units”) are being offered in Campbell Trust (the “Trust”), a Delaware business trust, to a limited number of accredited investors pursuant to the Trust’s Offering Memorandum.

     Before you may purchase units, the Trust’s managing operator, Campbell & Company, Inc. (the “managing operator”), must be reasonably satisfied that you have such knowledge and experience in financial and business matters that you are capable of evaluating the risks and merits of investing in the Trust. This questionnaire is designed to enable the managing operator to make that determination.

     The managing operator will maintain the confidentiality of all information disclosed by you, except as is necessary to provide such information to a regulatory body.

     BECAUSE THE MANAGING OPERATOR WILL RELY ON YOUR ANSWERS IN ORDER TO COMPLY WITH FEDERAL AND STATE LAWS, YOU MUST CAREFULLY ANSWER EACH QUESTION. PURCHASERS CAN BE HELD LIABLE FOR ANY MISSTATEMENT OR OMISSION IN THIS QUESTIONNAIRE.

     Please print or type.  Answer every question. Insert “Not Applicable” or “NA” if a question does not apply to you. Attach separate sheets if the space given for any answer is insufficient.

Form of Ownership (check one)	Purchaser’s Instructions (complete)

☐ Individual ☐ Joint Account ☐ IRA	Part I (page 10); Part III (page 13); Part IV (page 14); Part VI (page 15)

☐ Corporation* ☐ Partnership* ☐ Revocable Trust* ☐ Irrevocable Trust* ☐ Estate* ☐ Keogh/SEP ☐ Pension Plan* ☐ Tax-Exempt Trust* ☐ Taxable Trust*	Part II (page 11); Part III (page 13); Part IV (page 14); Part VI (page 15)

(*Appropriate authorization documents must accompany subscription, i.e., trusts, pension, estate, corporate documents.)

January 1, 2003	Page 9

     PART I. TO BE COMPLETED BY PURCHASERS WHO ARE INDIVIDUALS

1.	Subscriber’s Name: _____________________________________________________________________(Age): _________________

Joint Subscriber’s Name (if applicable): ___________________________________________________________________________

2.	Name of Subscriber’s Employer or Business: _______________________________________________________________________

Nature of Business: ___________________________________________________________________________________________

Position/Title: _______________________________________________________________________________________________

Length of Time in Position: _____________________________________________________________________________________

Business Address: ____________________________________________________________________________________________

_____________________________________________________________________________________________

3.	Do you, and any joint subscriber(s), intend to purchase the units solely for your own account?

☐ Yes ☐ No

If not, please indicate who else would have a direct or indirect interest in the units to be purchased and describe such interest:

4.	Are you:

(a)	An individual whose individual income exceeds $200,000 (or joint income with spouse exceeds $300,000) in each of the last two years and who reasonably expects his individual income to be in excess of $200,000 in the current year?

☐Yes ☐ No

(b)	An individual whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 as of the date hereof (net worth includes home and personal property)?

                        ☐   Yes               ☐   No

You must be able to answer “Yes” to one of the above questions in order to subscribe to the Trust.

5.	List any college or graduate degrees: ________________________________________________________________________

Describe any previous employment or experience in financial and business matters generally or the futures markets specifically:

January 1, 2003	Page 10

CAMPBELL TRUST SUBSCRIPTION AGREEMENT

PART I. TO BE COMPLETED BY PURCHASERS WHO ARE INDIVIDUALS – (Continued)

6.	Investment Experience:

Describe your previous investment experience:

(a)	Frequency of your investments in commodities:

☐ Often	☐ Occasionally	☐ Seldom	☐ Never

(b)	Frequency of your investment in marketable securities:

☐ Often	☐ Occasionally	☐ Seldom	☐ Never

(c)	Frequency of your investments in securities that are not readily marketable:

☐ Often	☐ Occasionally	☐ Seldom	☐ Never

(d)	Indicate the types of investments in which you have participated:

☐ Limited partnerships investing in commodities.

☐ Limited partnerships investing in other investments.

☐ Private placements of securities sold in reliance upon the non-public offering exemption from registration under the Act.

☐ Other investments.

7.	What is the:

(a)	Source of Funds for this Investment: __________________________________________________________________

(b)	Reason for Investment: _____________________________________________________________________________

PART II. TO BE COMPLETED BY PURCHASERS WHICH ARE ENTITIES

1.	Name of Entity:

2.	Nature of Business:

State of incorporation or organization: ____________________________________________________________________

3.	Are you:

☐ A revocable grantor trust whose grantor is a person that is:

☐ (a)   A natural person whose individual net worth, or joint net worth with spouse, exceeds $1 million at the time of purchase. (In this instance, the term “net worth” means the excess of assets at fair market value, including home and personal property, above total liabilities, including mortgages and income taxes on unrealized appreciation of assets.)

☐ (b)   A natural person who has individual income of more than $200,000 in each of the two most recent years, or joint income with that person’s spouse of more than $300,000, and reasonably expects to reach the same income level in the current year.

☐   A trust (other than an IRA or a revocable grantor trust) having total assets of more than $5 million, not formed for the specific purpose of acquiring the units offered hereby, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the units.

January 1, 2003	Page 11

CAMPBELL TRUST SUBSCRIPTION AGREEMENT

PART II.  TO BE COMPLETED BY PURCHASERS WHICH ARE ENTITIES – (Continued)

☐   A bank (as defined in Section 3(a)(2) of the Securities Act), a savings and loan association, or other institution (as defined in Section 3(a)(5)(A) of the Securities Act), acting in an individual or fiduciary capacity, including as a credit union or other institution whose account is insured by the National Credit Union Administration.

☐ A broker and/or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

☐ A business development company (as defined in Section 2(a)(48) of the Investment Company Act of 1940).

☐ A private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940).

☐ A corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the units offered hereby, with total assets of more than $5 million.

☐ One of the following:

☐   (a)  An employee benefit plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, which has total assets of more than $5 million.

☐   (b)  An employee benefit plan within the meaning of the Employee Retirement Income Security Action of 1974 (“ERISA”) whose investment decision is made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is a bank, a savings and loan association, an insurance company, or a registered investment adviser.

☐ (c) An employee benefit plan within the meaning of the ERISA which has total assets of more than $5 million.

☐ A self-directed employee benefit plan within the meaning of ERISA, whose investment decisions are made solely by a person(s) that is:

☐ (a) A natural person whose individual net worth, or joint net worth with spouse, exceeds $1 million at the time of purchase.

☐   (b)  A natural person whose individual income of more than $200,000 in each of the two most recent year, or joint income of more than $300,000 when income of that person’s spouse is taken into account, and reasonably expects to reach the same income level in the current year.

☐ An insurance company (as defined in Section 2(13) of the Securities Act).

☐ An investment company registered under the Investment Company Act of 1940.

☐ A tax-exempt organization described in Section 501(c) of the Code with total assets of more than $5 million.

☐ A Small Business Investment Company (licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Company Act of 1958).

☐ Another entity ALL of whose equity owners are accredited investors meeting one of the foregoing categories. Type of entity: __________________.

       (Please note that a trust may not qualify as an accredited investor under this definition.) If you check this box, please duplicate this Questionnaire and have each equity owner complete and submit such questionnaire with the entity’s subscription documents.

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CAMPBELL TRUST SUBSCRIPTION AGREEMENT

     PART III.  TO BE COMPLETED BY ALL PURCHASERS

     To be completed by all subscribers. If an entity, then complete one for each owner with 25% or more ownership:

Date of Birth: ____________________________________

Place of Birth: ____________________________________

Nationality/Citizenship: _____________________________

Passport # or National ID #: __________________________

(Must be accompanied by a photocopy of the passport or ID, signed by the individual at the firm who reviewed the document.)

January 1, 2003	Page 13

CAMPBELL TRUST SUBSCRIPTION AGREEMENT

PART IV.  REPRESENTATIONS (All subscribers must complete)

     I acknowledge that the managing operator will be relying upon the information I have furnished in this Questionnaire in determining, among other things, whether there are reasonable grounds to believe that I qualify as an accredited investor under Rule 501 under the Securities Act or otherwise qualify as a suitable investor under federal and state securities laws. To the best of my information and belief, the information I have supplied is complete and correct, and I represent and warrant to the managing operator as follows:

____(initial)    (1)   The answers to the above questions are complete and correct and may be relied upon by the managing operator in determining whether this offering in which I propose to participate will be exempt from registration under applicable securities laws.

____(initial)    (2)   Prior to receiving notice of the managing operator’s acceptance of my subscription, I will notify the managing operator immediately of any material change in any information I have furnished in this Questionnaire.

____(initial)    (3)   I personally (or with my Purchaser Representative, if any) have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of an investment in the Trust.

____(initial)    (4)   I am able to bear the economic risk and lack of liquidity of an investment in the Trust, and at the present time could afford a complete loss of such investment;

____(initial)    (5)   After receiving notice of the managing operator’s acceptance of my subscription, I will immediately advise the managing operator in writing of any material change in the information I have supplied in this Questionnaire, and I will provide at any time any additional information the managing operator may reasonably request concerning the information I have supplied in this Questionnaire.

INDIVIDUAL PURCHASERS

Print Name (first)	Signature (first)

Print Name (second)	Signature (second)

Date:

ENTITY PURCHASERS

By: Print Name of Entity	Signature/Title

Date:

PART V.  PURCHASER REPRESENTATIVE

     If you are relying upon an adviser (“Purchaser Representative”) such as a lawyer, accountant or other investment adviser to advise you in deciding whether to invest in the Trust, furnish the Purchaser Representative’s name and other information below. It may be necessary for the Purchaser Representative to complete a Questionnaire in connection with this offering.

Name:

Profession:

Address:

Telephone:	( _____ ) ________ - ________________________

January 1, 2003	Page 14

CAMPBELL TRUST SUBSCRIPTION AGREEMENT

PART VI.  ACKNOWLEDGEMENT OF RECEIPT OF DISCLOSURE DOCUMENT

ALL SUBSCRIBERS MUST COMPLETE

Campbell Trust
210 West Pennsylvania Avenue
Suite 770
Towson, Maryland 21204

RE: Acknowledgement of Receipt of the Offering Memorandum of Campbell Trust

Sir/Madam:

     This is to acknowledge that I have received a copy of the Offering Memorandum of the Campbell Trust dated January 1, 2003 describing the investment allocation program pursuant to which my account will be directed, including the Risk Disclosure Statement.

Print Name (first)	Print Name (second)

Signature (first)	Signature (second)

Date (first)	Date (second)

January 1, 2003	Page 15